ADVANCED SERIES TRUST

AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Investment Grade Bond Portfolio

Supplement dated April 25, 2019 to the

Currently Effective Prospectus, Summary Prospectuses and Statement of Additional Information (SAI)

This supplement should be read in conjunction with the currently effective Summary Prospectuses (the Summary Prospectuses) for the Portfolios listed above (the Portfolios), each of which are series of Advanced Series Trust (the Trust). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in each Prospectus, Summary Prospectus and SAI.

Malcolm Dalrymple, one of the portfolio managers for each of the Portfolios, has announced his intention to retire on or about August 31, 2019.  Accordingly, as of that date, all references and information pertaining to Mr. Dalrymple are deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

257SUMSUP1